                                                                   EXHIBIT 99.1

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached July Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
-------------------------
Steve Moeller
Director, Accounting

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to July Monthly Operating Report

                                           Summary Of Bank And Investment Accounts                                     Attachment 1
                                                American Classic Voyages Co
Summary                                          Case No: 01-10954 (JCA)                                                  UNAUDITED
American Classic Voyages Co                     For Month Of July, 2002

                                                  Balances
                                       -------------------------------       Receipts &         Bank
                                            Opening           Closing        Disbursements      Statements    Account
Account                                As Of 7/01/02     As Of 7/31/02       Included           Included      Reconciled
-------                                -------------     -------------       --------           --------      ----------
AMCV Deferred Compensation                      0.00              0.00       No -               No -          No -
Bank One                                                                     Account            Account       Account
Account # - 1590101554                                                       Closed             Closed        Closed

AMCV Dental Benefits                            0.00              0.00       No -               No -          No -
Chase (JP Morgan Chase & Co)                                                 Account            Account       Account
Account # - 002-2-426530                                                     Closed             Closed        Closed

AMCV Employee Stock Plan                        0.00              0.00       No -               No -          No -
LaSalle Bank                                                                 Account            Account       Account
Account # - 5800015140                                                       Closed             Closed        Closed

AMCV Insurance                                  0.00              0.00       No -               No -          No -
LaSalle Bank                                                                 Account            Account       Account
Account # - 5800021411                                                       Closed             Closed        Closed

AMCV Medical Benefits                       5,020.40          5,102.86       Yes                No - Not      Yes
Chase (JP Morgan Chase & Co)                                                                    Concentration
Account # - 002-2-426522                                                                        Account

American Classic Voyages Co                     0.00              0.00       No -               No -          No -
Master Cash                                                                  Account            Account       Account
LaSalle Bank                                                                 Closed             Closed        Closed
Account # - 2355464

American Classic Voyages Co                     0.00              0.00       No -               No -          No -
Payroll                                                                      Account            Account       Account
LaSalle Bank                                                                 Closed             Closed        Closed
Account # - 2369368

American Classic Voyages Co                     0.00              0.00       No -               No -          No -
PAC                                                                          Account            Account       Account
LaSalle Bank                                                                 Closed             Closed        Closed
Account # - 2355882

American Classic Voyages Co            34,695,730.63      1,760,963.47       Yes                Yes           Yes
Investment Account
Credit Suisse Asset Management
Account # - 247003452

American Classic Voyages Co                     0.00              0.00       No -               No -          No -
Investment Account                                                           Account            Account       Account
Goldman Sachs & Co.                                                          Closed             Closed        Closed
Account # - 020-53613-2

American Classic Voyages Co                     0.00              0.00       No -               No -          No -
Investment Account                                                           Account            Account       Account
Merrill Lynch                                                                Closed             Closed        Closed
Account # - 318-3271750-7

American Classic Voyages Co                     0.00              0.00       No -               No -          No -
Investment Account                                                           Account            Account       Account
Conifer Securities                                                           Closed             Closed        Closed
Account # - 330-50683 1-8

                                                     Receipts & Disbursements                                        Attachment 2-1
                                                     American Classic Voyages
R&D - Chase - AMCV Med Ben                           Case No: 01-10954 (JCA)                                             UNAUDITED
                                                               Chase
                                                       AMCV Medical Benefits
                                                     Account # - 002-2-426522
                                                      1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                 5,020.40

Receipts

                                   245.70     From United Healthcare (Reversal)

                                ---------
                                   245.70     Total Receipts

Disbursements

                                  (163.24)    To United Healthcare

                                ---------
                                  (163.24)    Total Disbursements

Closing Balance - 31 July 02
                                 5,102.86

                                                     Receipts & Disbursements                                        Attachment 2-2
                                                     American Classic Voyages
R&D - Credit Suisse Investment Account               Case No: 01-10954 (JCA)                                              UNAUDITED
                                                          Credit Suisse
                                                        Investment Account
                                                       Account # - 247003452
                                                      1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                 34,695,730.63

Receipts

                                      3,723.44      Interest Earned

                                      --------
                                      3,723.44      Total Receipts

Disbursements

                                (32,038,490.60)     To The Delta Queen Steamboat Company -
                                                    LaSalle Bank - Investment Cash Account (03-9042-30-4)

                                   (900,000.00)     To The Delta Queen Steamboat Company -
                                                    Hibernia - DQ Master Cash Account (812-395-335)

                                      --------
                                (32,938,490.60)     Total Disbursements

Closing Balance - 31 July 02
                                  1,760,963.47

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 16:54:41
INCOME STATEMENT - ATTACHMENT 4                        Page:  1
Current Period: JUL-02

currency USD
Company=10 (AMCV)

                                       PTD-Actual
                                        31-Jul-02
                                       -----------
Revenue
Gross Revenue                                 0.00
Allowances                                    0.00
                                       -----------
Net Revenue                                   0.00

Operating Expenses
Air                                           0.00
Hotel                                         0.00
Commissions                                   0.00
Onboard Expenses                              0.00
Passenger Expenses                            0.00
Vessel Expenses                               0.00
Layup/Drydock Expense                         0.00
Vessel Insurance                              0.00
                                       -----------
Total Operating Expenses                      0.00

Gross Profit                                  0.00

SG&A Expenses
General and Admin Expenses               14,390.05
Sales & Marketing                             0.00
Start-Up Costs                                0.00
                                       -----------
Total SG&A Expenses                      14,390.05

                                       -----------
EBITDA                                  (14,390.05)

Depreciation                             13,786.61

                                       -----------
Operating Income                        (28,176.66)

Other Expense/(Income)
Interest Income                          (4,940.98)
Interest Expense                         21,390.64
Equity in Earnings for Sub             (176,302.22)
Reorganization expenses                 463,886.75
Other expense                              (550.00)
                                       -----------
Total Other Expense/(Income)            656,088.63

                                       -----------
Net Pretax Income/(Loss)               (684,265.29)

Income Tax Expense                            0.00

                                       -----------
Net Income/(Loss)                      (684,265.29)
                                       ===========

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:12:07
BALANCE SHEET - ATTACHMENT 5                           Page:  1
Current Period: JUL-02

currency USD
Company=10 (AMCV)

                                            YTD-Actual             YTD-Actual
                                            31-Jul-02              19-Oct-02
                                         ---------------        ---------------
ASSETS

Cash and Equivalent                         1,760,963.47          10,343,248.25

Restricted Cash                                    80.78                   0.00

Marketable Securities                               0.00                 337.15

Accounts Receivable                         3,678,916.74           3,678,916.74

Inventories                                         0.00                   0.00

Prepaid Expenses                               79,453.96                   0.00

Other Current Assets                                0.00                   0.00

                                         ---------------        ---------------
Total Current Assets                        5,519,414.95          14,022,502.14

Fixed Assets                                4,972,716.68           4,979,716.68

Accumulated Depreciation                   (4,630,029.86)         (4,497,369.91)

                                         ---------------        ---------------
Net Fixed Assets                              342,686.82             482,346.77

Net Goodwill                                        0.00              81,420.64

Intercompany Due To/From                  270,513,074.67         265,726,906.60

Net Deferred Financing Fees                 3,208,595.90           3,408,954.89

Net Investment in Subsidiaries           (555,226,677.75)         48,551,297.73

Other Non Current Assets                            0.00             109,986.54

                                         ---------------        ---------------
Total Other Assets                       (281,505,007.18)        317,878,566.40

                                         ---------------        ---------------
Total Assets                             (275,642,905.41)        332,383,415.31
                                         ===============        ===============

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:12:07
BALANCE SHEET - ATTACHMENT 5                           Page:  2
Current Period: JUL-02

currency USD
Company=10 (AMCV)

                                               YTD-Actual             YTD-Actual
                                               31-Jul-02              19-Oct-02
                                            ---------------        ---------------
LIABILITIES

Accounts Payable                                       0.00                   0.00

Accrued Liabilities                            1,783,392.72           1,089,864.63

Deposits                                               0.00                   0.00

                                            ---------------        ---------------
Total Current Liabilities                      1,783,392.72           1,089,864.63

Long Term Debt                                         0.00                   0.00

Other Long Term Liabilities                   (3,221,982.41)         (3,434,093.96)

                                            ---------------        ---------------
Total Liabilities                             (1,438,589.69)         (2,344,229.33)

Liabilities Subject to Compromise            200,418,510.55         200,418,510.55

OWNER'S EQUITY

Common Stock                                     211,013.08             211,013.08

Add'l Paid In Capital                        204,438,037.35         204,438,037.35

Current Net Income (Loss)                   (605,251,409.70)        (40,694,620.74)

Retained Earnings                            (74,020,467.00)        (29,645,295.60)

                                            ---------------        ---------------
Total Owner's Equity                        (474,622,826.27)        134,309,134.09

                                            ---------------        ---------------
Total Liabilities & Equity                  (275,642,905.41)        332,383,415.31
                                            ===============        ===============


American Classic Voyages Co.                                ATTACHMENT 6                                             01-10954 (JCA)
                                              Summary List of Due To/Due From Accounts
                                                 For the Month Ended July 31, 2002

                                                             BEGINNING                                               ENDING
AFFILIATE NAME                                 CASE NUMBER    BALANCE             DEBITS             CREDITS         BALANCE
AMCV Cruise Operations, Inc.                   01-10967     50,176,429.28      32,954,350.65        491,326.84     82,639,453.09
The Delta Queen Steamboat Co.                  01-10970      6,235,723.33                 --         31,052.89      6,204,670.44
DQSB II, Inc.                                  01-10974         22,836.06                 --                --         22,836.06
Great AQ Steamboat, L.L.C                      01-10960    (22,407,920.91)                --            168.00    (22,408,088.91)
Great Pacific NW Cruise Line, L.L.C            01-10977    (15,472,854.20)                --                --    (15,472,854.20)
Great River Cruise Line, L.L.C                 01-10963      6,702,386.55                 --                --      6,702,386.55
Great Ocean Cruise Line, L.L.C                 01-10959    (29,578,514.46)                --                --    (29,578,514.46)
Cruise America Travel, Incorporated            01-10966        103,377.71                 --                --        103,377.71
Delta Queen Coastal Voyages, L.L.C             01-10964        934,299.38                 --                --        934,299.38
Cape Cod Light, L.L.C                          01-10962     (1,670,131.78)                --                --     (1,670,131.78)
Cape May Light, L.L.C                          01-10961       (656,724.33)            350.00                --       (656,374.33)
Project America, Inc.                          N/A         (29,154,390.86)                --                --    (29,154,390.86)
Oceanic Ship Co.                               N/A          41,569,662.42             120.00                --     41,569,782.42
Project America Ship I, Inc.                   N/A           1,793,166.15                 --                --      1,793,166.15
Project America Ship II, Inc.                  N/A          27,241,846.63                 --                --     27,241,846.63
Ocean Development Co.                          01-10972    206,389,119.70                 --                --    206,389,119.70
Great Hawaiian Cruise Line, Inc.               01-10975      3,571,229.75                 --                --      3,571,229.75
Great Hawaiian Properties Corporation          01-10971    (51,110,970.59)                --                --    (51,110,970.59)
American Hawaii Properties Corporation         01-10976      2,484,040.72                 --                --      2,484,040.72
Great Independence Ship Co.                    01-10969     24,948,774.58                 --                --     24,948,774.58
CAT II, Inc.                                   01-10968     15,959,416.62                 --                --     15,959,416.62
                                                           ---------------------------------------------------------------------
                                                           238,080,801.75      32,954,820.65        522,547.73    270,513,074.67
                                                           =====================================================================

                          American Classic Voyages Co.
                                 01-10954 (JCA)

                           Accounts Receivable Aging
                              As of July 31, 2002

                                  Attachment 7

                                 Not Applicable

                          American Classic Voyages Co.
                                 01-10954 (JCA)

                            Accounts Payable Detail
                              As of July 31, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JULY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to "interest expense and other financing costs."

4. Accounts Receivable represents pre-petition total hold-backs by Paymentech, Inc., the Debtor's credit card processing agent against pre-petition customer deposits. Detail for such hold-backs has not been received from Paymentech, Inc.

5. The cash proceeds of $33.8 million from sale of assets by some of the Debtors were received on May 31, 2002. The proceeds were transferred to the appropriate Debtor, the Delta Queen Steamboat Co.